Exhibit 5(a)

Allstate Life Insurance Company       Application for
Mail:                                 Allstate Advisor variable annuities
P.O. Box 94260                        Issued by Allstate Life Insurance Company
Palatine, IL 60094-4260
1-800-203-0068 - fax 866-487-8539
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1.      Select Product

                        // Advisor              // Advisor Plus         Advisor Preferred
                                                                        // Package I  // Package II  // Package III

For Broker Use Only:    // Program A            // Program A            // Program B  // Program C (available only with
                        // Program B            // Program B                                         Packages II and III)
                        // Program C            // Program C
                        // Program D
-------------------------------------------------------------------------------
2.      Owner
If no Annuitant is specified in Section 4, the Owner willb e the Annuitant.

_________________________________       SS #/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address                          // Male // Female   Month Day Year
_________________________________       // Trustee  // CRT  // Grantor  // Non-Grantor
City            State   Zip             Phone # ___/___/____
-------------------------------------------------------------------------------
3.      Joint Owner

_________________________________       SS #/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Relationship to Owner                   // Male // Female   Month Day Year

-------------------------------------------------------------------------------
4.      Annuitant
Complete only if differnet from the Owner in Section 2.

CO-Annuitant
Complete only if Spousal Protection Benefit is selected (see section 9).

_________________________________       SS #/TIN ___/__/____
Name
_________________________________       Date of Birth       _____/____/_____
Street Address                          // Male // Female   Month Day Year
_________________________________
City            State   Zip

_________________________________  SS  #/TIN  ___/__/____  Name  Date  of  Birth
_____/____/_____
-------------------------------------------------------------------------------
5.  Beneficiary(ies)

Spouse must be the sole primary beneficiary if the Spousal Protection Benefit is selected.

____________________________________________________________________________
Primary Name                    Relationship to Owner           Percentage
____________________________________________________________________________
Primary Name                    Relationship to Owner           Percentage
____________________________________________________________________________
Primary Name                    Relationship to Owner           Percentage
____________________________________________________________________________
Contingent Name(s)              Relationship to Owner           Percentage

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6.      Type of Plan

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // 401(k)
// 401(a)  // 403(b)  // Other ____________
Tax year for which IRA contributionis being made ______  // Employer  // Employee
-------------------------------------------------------------------------------
7.      Source of Funds

// Initial Payment  // Transfer  // Rollover  // 1035 Exchange
-------------------------------------------------------------------------------
8.      Investment Selection and Programs

Please check slected investment choice(s) and indicate whole percentage allocations int he initial payment allocation column. If electing the DCa, Interest Averaging, or Growback Programs, please indicate whole percentage allocations in the Target Subaccount column and complete program instructions below:

------------------------------------------                      ---------------------------------------
Initial $ ____________________                                  Fixed Account*
Make check payable to Allstate Life Insurance Company           // 6-Month DCA Account**        ___%
                                                                // 12-Month DCA Account**       ___%
                                        Initial                 // ___________________          ___%
                                        Payment     Target      // 1-Year Account               ___%
Putnam                                  Allocation  Subaccount  // 3-Year Account               ___%
// The George Putnam Fund                                       // 5-Year Account               ___%
   of Boston                            ___%        ___%        // 7-Year Account               ___%
// Putnam Global Asset                                          // 10-Year Account              ___%
   Allocation                           ___%        ___%
// Putnam Growth and Income             ___%        ___%
// Putnam Health Sciences
// Putnam High Yield                    ___%        ___%
// Putnam Income                        ___%        ___%
// Putnam International Equity          ___%        ___%
// Putnam Investors                     ___%        ___%        ---------------------------------------
// Putnam Money Market                  ___%        ___%        Interest Averaging
// Putnam New Opportunities             ___%        ___%        // Take the interest earned from any of the
// Putnam New Value                     ___%        ___%           ____Fixed Accounts* (1,2,5,7, or 10)
// Putnam Research                      ___%        ___%           and invest it, on a monthly basis, in the
// Putnam Utilities Growth                                         subaccounts selected in the Target
   and Income                           ___%        ___%           Subaccount column.
// Putnam Vista                         ___%        ___%
// Putnam Voyager                       ___%        ___%        ---------------------------------------
Franklin Templeton                                              Growback*
// Franklin Growth and                                          // Allocate a portion of my initial payment
   Income Securities                    ___%        ___%           to the ___ (3,5,7, or 10) Year
// Franklin Small Cap                                              Fixed Account* so that over the guaranteed
   Value Securities                     ___%        ___%           period the amount will have grown to an
// Mutual Shares Securities             ___%        ___%           amount equal to the initial payment assuming
// Templeton Developing                                            no withdrawals or transfers.  The remaining
   Markets Securities                   ___%        ___%           balance will be applied in the Target
// Templeton Foreign Securities         ___%        ___%           Subaccount column.
OppenheimerFunds                                                ----------------------------------------
// Oppenheimer Aggressive                                       Automatic Rebalancing
   Growth                               ___%        ___%        Transfer Frequency: Quarterly (default)
// Oppenheimer Capital                                          // Rebalance to initial allocation of variable subaccounts
   Appreciation                         ___%        ___%        // Custom model (Investment choice and whole percentage
// Oppenheimer Global                                              allocations):
   Securities                           ___%        ___%           _________________________________
// Oppenheimer High Income              ___%        ___%           _________________________________
// Oppenheimer Main Street              ___%        ___%
// Oppenheimer Main Street
   Small Cap                            ___%        ___%
// Oppenheimer Multiple
   Strategies                           ___%        ___%
// Oppenheimer Strategic Bond           ___%        ___%
Van Kampen
// LSA Aggressive Growth                ___%        ___%
// LSA Equity Growth                    ___%        ___%        * May not be available in all states or products. The 3,5,7, and
// LSA Mid Cap Value                    ___%        ___%          10-Year Accounts are MVA accounts in all states except GA, MD,
// Van Kampen LIT Emerging                                        OR, TX, and WA. See contract or prospectus for more details.
   Growth                               ___%        ___%        ** All assets must be transferred into the variable subaccounts
// Van Kampen LIT Growth                                           by the end of the selected DCA Program period.
   and Income                           ___%        ___%           The programs above may be terminated or modified at any time
// Van Kampen UIF Active                                           by the insurer (except in OR and WA) or me by providing written
   International Allocation             ___%        ___%           notice to the other party or, if investment option balances
// Van Kampen UIF Emerging                                         are inadequate, by executing the requested transfer.  In the
   Markets Debt                         ___%        ___%           unlikely event that another financial transaction request is
// Van Kampen UIF Small                                            received on the transfer date, the insurer may delay processing
   Company Growth                       ___%        ___%           the scheduled transfer if enrolling in the Systematic
// Van Kampen UIF U.S.                                             Withdrawal Plan.
   Real Estate                          ___%        ___%

-------------------------------------------------------------------------------
9.      Optional Programs
May not be available in all states or in all products.  Additional charges may apply; see the prospectus for details.
-------------------------------------------------------------------------------
Retirement Income Guarantee

Only available for owners and annuitants age 0-75.

// Retirement Income Guarantee (Rider 1); Annual Increase
   or
// Retirement Income Guarantee (Rider 2); Greater of Annual Increase or Maximum Anniversary Value

-------------------------------------------------------------------------------
Death Benefit

Options available for owners, annuitant and co-accuitant age 0-79:

// Maximum Anniversary Value
// Enhanced Beneficiary Protection
// Earnings Protection Death Benefit
// Spousal Portection Benefit (Available only for IRAs)

-------------------------------------------------------------------------------
10.     Special Remarks
Insurance home office endorsements are not applicable in Pennsylvania.

(Attach separate page if necessary.)

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

-------------------------------------------------------------------------------
11.     Owner(s') Acknowledgements

The following states require the applicant to acknowledge the information below that pertains to his or her specific state. Check the appropriate box for your resident state, sign and date the bottom of Section 12.

// Arkansas  // Kentucky  // Maine  // New Mexico  // Ohio  // Pennsylvania

Any person who knowingly and with intent to defraud any insurance company or other person and who files an application of insurance or statement of claim containing any materially false information, or conceals, for the purpose of misleading, information concerning any false materials, thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

// Arizona Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. IF the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

// Colorado It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
Division of Insurance within the Department of Regulatory Services.

// District of Columbia WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

// Florida Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

// Georgia Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information may be guilty of a felony of the third degree.

// Louisiana Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

// New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.


------------------------------------------------------------------------------
Annuities and insurance products are not insured by the Federal Deposit
Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union
Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any
other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union.  Annuities are not obligations of any bank.  The financial institution does not guarantee performance by the insurer issuing the annuity.  Variable annuities involve investment risk, including potential loss of principal.  Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S.
government or any state government.  the owner bears all risk for amounts allocated to the variable portfolios.  Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

------------------------------------------------------------------------------
12.     Do you have any existing annuity or life insurance contracts?  // Yes // No

Will the annuity applied for replace one or more existing annuity or life insurance contracts?

// Yes  // No (If yes, explain in Special Remarks, Section 11.)

Have you purchased another annuity during the current calendar year?

// Yes  // No

Do you or any joint owner currently own an annuity issued by the insurer?

// Yes  // No


//  I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI),

I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE
INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS
TO A FIXED DOLLAR AMOUNT.

I UNDERSTAND THAT WITHDRAWALS MADE PRIOR TO THE END OF A GUARANTEE PERIOD FOR
THE MVA FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT (MVA) WHICH
MAY BE POSITIVE OR NEGATIVE.

UNDER PENALTIES OR PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER
(OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME),  AND

2.  I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP
WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
(IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
SUBJECT TO BACKUP WITHHOLDING, AND

3. I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).


A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and fund prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF
THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

___________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State                  Date


To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

_____________________________________________________________________________
Licensed Agent Signature         Print name         Broker/Dealer

_____________________________________________________________________________
Social Security Number (required)  Address

_____________________________________________________________________________
Licensed I.D. #                  E-mail address      Telephone

Not to agent: Please make sure client name and social security number appear on all client checks.


Exhibit 5(b)




Allstate Life Insurance Company                      Application for
MAIL:                                                Morgan Stanley Variable Annuities
P. O. Box 94040                                      Issued by Allstate Life Insurance Company.
Palatine, IL  60094-4040

1. SELECT                  / / MORGAN STANLEY        / /  MORGAN STANLEY
   PRODUCT                    VARIABLE ANNUITY           VARIABLE ANNUITY -  L SHARE
                                                     For  Broker use Only:
                                                     / / PROGRAM B    / / PROGRAM C
--------------------------------------------------------------------------------

2. OWNER                -------------------     SS#/TIN  ---//---//---   ---/ /---  ---/ /---/ /---
   If no Annuitant      Name                    Date of birth   ---/ /---/ /----
   is specified in                                              Month   Day   Year
   Section 4, the       -------------------
   Owner will will      Street Address          ---/ /--- Male   ---//---Female
   be the Annuitant     -------------------     ---//---  Trustee   ---//---CRT  ---//---  Grantor  ---//--- Non-Grantor
                        City    State   Zip     Phone # ---//---    ---//---   ---//---

                        Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens?  ---//---Yes  ---//--- No

--------------------------------------------------------------------------------
3. JOINT OWNER          -------------------     SS#/TIN  ---//---//---   ---/ /---  ---/ /---/ /---
   (if any)              Name                   Date of birth   ---/ /---/ /----
                                                                Month   Day   Year
                        -------------------     ---/ /--- Male   ---//---Female
                        Relationship to Owner
--------------------------------------------------------------------------------
4. ANNUITANT            -------------------     SS#/TIN  ---//---//---   ---/ /---  ---/ /---/ /---
   Complete only         Name                   Date of birth   ---/ /---/ /----
   if different                                                 Month   Day   Year
   from the             -------------------
   Owner in             Street Address          ---/ /--- Male   ---//---Female
   Section 2
                        -------------------
                        City    State   Zip


   CO-ANNUITANT         -------------------     SS#/TIN  ---//---//---   ---/ /---  ---/ /---/ /---
   Complete only        Name                    Date of birth   ---/ /---/ /----
   if Spousal                                                   Month   Day   Year
   Protection
   Benefit is                                   ---/ /--- Male   ---//---Female
   Selected (see
   section 9).
--------------------------------------------------------------------------------
5. BENEFICIARY(IES)     ---------------------------------------------------------
   Spouse must be          Primary Name         SS#    Relationship to Owner   Percentage
   sole primary
   beneficiary if       ---------------------------------------------------------
   the Spousal             Primary Name         SS#    Relationship to Owner   Percentage
   Protection
   Benefit is selected. ---------------------------------------------------------
                           Primary Name         SS#    Relationship to Owner   Percentage

                        ---------------------------------------------------------
                          Contingent Name(s)    SS#    Relationship to Owner   Percentage
--------------------------------------------------------------------------------
6. TYPE OF PLAN         ---//---Nonqualified     ---//---Traditional IRA   ---//---SEP-IRA
                        ---//---Roth IRA         ---//---401(k)            ---//---401(a)
                        ---//---403(b)           ---//---Custodial         ---//---Other ___________________
                        Tax year for which IRA contribution is being made__________---//---Employer       ---//--- Employee
--------------------------------------------------------------------------------
7. SOURCE OF FUNDS      ---//---Initial Payment   ---//--- Transfer   ---//--- Rollover  ---//--- 1035 Exchange
--------------------------------------------------------------------------------
BD18

8. INVESTMENT SELECTION AND PROGRAMS

Please check selected investment choice(s) and indicate whole percentage allocations in the initial paymnet allocation column. If electing the DCA, Interest Averaging, or Growback Programs, please indicate whole percentage allocations in the Target Subaccount column and complete program instructions below.

_______________________                                                         ___________________________
INITIAL $______________                                                         FIXED ACCOUNTS*
Make check payable to Allstate Life Insurance Company.                          __//__6-Month DCA Account** ____%
                                                                                __//__12-Month DCA Account**____%
                                        INITIAL                                 __//______________          ____%
                                        PAYMENT         TARGET                  __//__1-Year Account        ____%
AIM V.I. (Series II)                    ALLOCATION      SUBACCOUNT              __//__3-Year Account        ____%
__//__Basic Value Fund                  ____%           ____%                   __//__5-Year Account        ____%
__//__Capital Appreciation Fund         ____%           ____%                   __//__7-Year Account        ____%
__//__Premier Equity Fund               ____%           ____%                   __//__10-Year Account       ____%

ALLIANCEBERNSTEIN (CLASS B)
__//__Growth Portfolio                  ____%           ____%
__//__Growth and Income Portfolio       ____%           ____%
__//__Premier Growth Portfolio          ____%           ____%
__//__Small Cap Value Portfolio         ____%           ____%                   _________________________________________

MORGAN STANLEY UIF (Class II)           ____%           ____%                   INTEREST      __//__Take the interest earned from
__//__Active International                                                      AVERAGING*    any of the ___Fixed Accounts* (1, 3,
       Allocation Portfolio             ____%           ____%                                 7, or 10) and invest it, on a monthly
__//__Emerging Markets Debt Portfolio   ____%           ____%                                 basis, in the subaccounts selected
__//__Emerging Markets Equity Portfolio ____%           ____%                                 in the Target Subaccount column.
__//__Equity Growth Portfolio           ____%           ____%                   __________________________________________________
__//__Equity Income Portfolio           ____%           ____%
__//__Global Franchise Portfolio        ____%           ____%                   GROWBACK*  __//__Allocate a portion of my initial
__//__Mid Cap Growth Portfolio          ____%           ____%                           payment to the ___(3,5,7 or 10) Year Fixed
__//__Small Company Growth Portfolio    ____%           ____%                           Account* so that over the guaranteed period
__//__U.S. Mid Cap Core Portfolio       ____%           ____%                           the amount will have grown to an amount
__//__U.S. Real Estate Portfolio        ____%           ____%                           equal to the initial payment assuming no
                                                                                        withdrawals or transfers.  The remaining
MORGAN STANLEY VIS (Class Y)                                                            balance will be applied in the Target
__//__Aggressive Equity Portfolio       ____%           ____%                           Subaccount column.
__//__Dividend Growth Portfolio         ____%           ____%                   _______________________________________________
__//__Equity Portfolio                  ____%           ____%
__//__European Growth Portfolio         ____%           ____%                   AUTOMATIC       __//__ Rebalance to initial
__//__Global Advantage Portfolio        ____%           ____%                   REBALANCING             allocation subaccounts
__//__Global Dividend Growth Portfolio  ____%           ____%                   Transfer
__//__High Yield Portfolio              ____%           ____%                   Frequency:      __//__  Custom model (Investment
__//__Income Builder Portfolio          ____%           ____%                   Quarterly                choice and whole
__//__Information Portfolio             ____%           ____%                   Default                  percentage allocations):
__//__Limited Duration Portfolio        ____%           ____%
__//__Money Market Portfolio            ____%           ____%                                        ________________________
__//__Pacific Growth Portfolio          ____%           ____%
__//__Quality Income Plus Portfolio     ____%           ____%                                        ________________________
__//__S&P Index Portfolio               ____%           ____%
__//__Strategist Portfolio              ____%           ____%
__//__Utilities Portfolio               ____%           ____%

PUTNAM VT (Class IB)
__//__The George Putnam Fund
        of Boston                       ____%           ____%
__//__Growth and Income Fund            ____%           ____%                   *Fixed Accounts may not be available in all states.
__//__International Equity Fund         ____%           ____%                   Standard Fixed Accounts are not available in Morgan
__//__Investors Fund                    ____%           ____%                   Stanley Variable Annuity - L Share.  The 3, 5, 7
__//__Voyager Fund                      ____%           ____%                   and 10 Year Accounts are MVA accouns in all states
                                                                                except GA, MD, OR, TX, and WA.  In these states,
VAN KAMPEN LIT (Class Ii)                                                       1,3,5, 7-Year Standard Fixed Accounts are available
__//__Aggressive Growth Portfolio       ____%           ____%                   in Morgan Stanley Variable Annuity.  See contract or
__//__Comstock Portfolio                ____%           ____%                   prospectus for more details.
__//__Emerging Growth Portfolio         ____%           ____%
__//__Growth and Income Portfolio       ____%           ____%                   **All asets must be transferred into the variable
                                                                                subaccounts by the end of the elected DCA Program
                                                                                period.

                                                                                The programs above may be terminated or modified at
                                                                                time by the insurer (except in OR and WA) or by
                                                                                providing written notice to the other party or, if
                                                                                investment option balances are inadequate, by
                                                                                executing the requested transfer.  In the unlikely
                                                                                event that another financial transaction request is
                                                                                received on the transfer date, the insurer may
                                                                                delay processing the scheduled transfer if enrolling
                                                                                in the Systematic Withdrawal Plan.

9. OPTIONAL PROGRAMS
May not be available in all states or in all products. Additional charges may aply; see the prospectus for details.
________________________________________________________________________________

RETIREMENT INCOME GUARANTEE

Only available for owners and annuitants age 0-75.
__//__ Retirement Income Guarantee (Rider 1):  Annual Increase
OR
__//__ Retirement Income Guarantee (Rider 2):  Greater of Annual Increase
        or Maximum Anniversary Value
________________________________________________________________________________

DEATH BENEFIT
Options available for owners, annuitant and co-annuitant age 0-79L
__//__Maximum Anniversary Value
__//__Enhanced Beneficiary protection
__//__Earnings Protection Death Benefit
__//__Spousal Protection Benefit (Available only for IRAs)
________________________________________________________________________________
10. SPECIAL REMARKS Insurance home office endorsements are not applicable in Pennsylvania.
(Attach separate page if necessary.)

______________________________
______________________________
______________________________
________________________________________________________________________________
11.     Owner(s') Acknowledgements

The following states require the applicant to acknowledge the information below that pertains to his or her specific state. Check the appropriate box for your resident state, sign and date the bottom of Section 12.

// Arkansas  // Kentucky  // Maine  // New Mexico  // Ohio  // Pennsylvania

Any person who knowingly and with intent to defraud any insurance company or other person and who files an application of insurance or statement of claim containing any materially false information, or conceals, for the purpose of misleading, information concerning any false materials, thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

// Arizona Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. IF the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

// Colorado It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

// District of Columbia WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

// Florida Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

// Georgia Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information may be guilty of a felony of the third degree.

// Louisiana Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

// New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.


------------------------------------------------------------------------------
Annuities and insurance products are not insured by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. the owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

------------------------------------------------------------------------------
12.     Do you have any existing annuity or life insurance contracts?  // Yes // No

Will the annuity applied for replace one or more existing annuity or life insurance contracts?

// Yes  // No (If yes, explain in Special Remarks, Section 11.)

Have you purchased another annuity during the current calendar year?

// Yes  // No

Do you or any joint owner currently own an annuity issued by the insurer?

// Yes  // No


//  I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI),

I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I UNDERSTAND THAT WITHDRAWALS MADE PRIOR TO THE END OF A GUARANTEE PERIOD FOR THE MVA FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT (MVA) WHICH MAY BE POSITIVE OR NEGATIVE.

UNDER PENALTIES OR PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
(IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3. I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).


A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and fund prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

___________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State                  Date


To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

_____________________________________________________________________________
Licensed Agent Signature         Print name         Broker/Dealer

_____________________________________________________________________________
Social Security Number (required)  Address

_____________________________________________________________________________
Licensed I.D. #                  E-mail address      Telephone

Not to agent: Please make sure client name and social security number appear on all client checks.



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